EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 3, 2009, by and among Sinocom Pharmaceutical, Inc., a Nevada corporation (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to the Series A Preferred Stock Purchase Agreement, dated as of December 3, 2009 among the Company, the Investors and certain other parties (the “Purchase Agreement”).

The Company and the Investors hereby agree as follows:

1.

Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Arbitration Agreement” shall have the meaning set forth in Section 7(m).

“Commission” means the Securities and Exchange Commission.

“Effective Date” means the date that a Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means: (a) with respect to the Registration Statement required to be filed under Section 2(a), the earlier of: (i) the 180th day following the Closing Date; provided, that, if the Commission reviews and has written comments to such initial Registration Statement, then so long as the Company has used and continues to use its best efforts to cause such Registration Statement to be declared effective as soon as possible, the Investors holding a majority of the Registrable Securities will extend the date required by this clause (a)(i) for a reasonable period of time under the circumstances (in any event not to exceed the 240th day following the Closing Date) and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the earlier of: (i) the 45th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (b)(i) shall be the 90th day following the date that the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (ii) the fifth Trading Day following the date on

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which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the 120th day following the Closing Date, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

"First Tribunal" shall have the meaning set forth in Section 7(m).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Majority Initiating Holders” means, at any time of determination, Holders holding at least 50% of the Registrable Securities.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Underlying Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect to any of the securities referenced above.

“Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements

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to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

"Rules" shall have the meaning set forth in Section 7(k).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Series A Preferred Stock issued or issuable to the Investors pursuant to the Purchase Agreement.

“Trading Day” means (i) a day on which the Common Stock is traded or quoted on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over‑the‑counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over‑the‑counter market as reported by the Pink OTC Markets Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Shares.

2.

Registration.

(a)

On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (except if the Company is eligible at such time to register for resale the Registrable Securities on Form S-3, in which case such

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registration shall be on Form S-3).  The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) at such time as all of the Registrable Securities thereunder have been publicly sold by the Holders, or (ii) at such time as all of the Registrable Securities thereunder may be sold by the Holders pursuant to Rule 144 without application of the requirements imposed by such Rule upon sales by affiliates, as determined by the Company and evidenced by a written opinion of its counsel to that effect delivered to each of the Holders who then hold Registrable Securities that have not been publicly sold, addressed and acceptable to the Company's transfer agent and the affected Holders (the “Effectiveness Period”).

(b)

If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2(a), or for any other reason all Registrable Securities then outstanding are not then covered by an effective Registration Statement, then the Company shall prepare and file by the Filing Date for such Registration Statement, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (except if the Company is eligible at such time to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-3).  Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, by its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

(c)

If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefore, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 20 Trading Days (which need not be consecutive), or (iv) the Company shall fail to issue and deliver Underlying Shares by the 5th day following the date on which such securities are required to have been issued and delivered following conversion of the Shares (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 Trading Day-period is exceeded, or for purposes of clause (iv) the date which such 5 day-period is exceeded being referred to as “Event Date”), then, in addition to any other rights available to the Holders under the Transaction Documents or under applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as partial liquidated

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damages and not as a penalty, equal to 15% of the aggregate Purchase Price of such Holder pursuant to the Purchase Agreement to acquire Shares; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Purchase Price paid by such Holder pursuant to the Purchase Agreement.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within ten days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  In addition, (i) if the Company fails to pay any partial liquidated damages pursuant to this Section within ten (10) days after the date payable or (ii) unless the applicable Event is cured by the Company by the second monthly anniversary of the Event Date, any Holder may require the Company to redeem its Shares in accordance with Section 8 of the Certificate of Designations.

(d)

Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(c) hereof to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

3.

Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company and, as applicable, Holders shall do the following:

(a)

Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder or to legal counsel of a Holder (if requested by such Holder) copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders (such portions of the Registration Statement, the “Selling Holder Sections”), as proposed to be filed which documents will be subject to the review of such Holders or their legal counsel, as applicable.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto which the “Selling Stockholder” section thereof differs in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b)

(i)  The Company shall prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness

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Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Selling Holder Sections (other than to the extent the Company believes that such disclosure would result in the disclosure to the Holders of material and non-public information concerning the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)

The Company shall notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies of all correspondence to and from the Commission regarding the Registration Statement to each of the Holders that pertain to the Selling Holder Sections applicable to such Holder, other than to the extent the Company believes that such disclosure would result in the disclosure to the Holders of material and non-public information concerning the Company; and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

The Company will use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

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(e)

Upon request by a Holder, the Company will promptly deliver to such Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f)

Prior to any public offering of Registrable Securities, the Company will use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws that are required for the Holders to offer and sell the Registrable Securities and are requested by the Holders in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, however, that in no event will the Company be required to satisfy its obligation under this paragraph to qualify to do business generally in any jurisdiction where it is not so qualified.

(g)

The Company will cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h)

The Company shall, upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)

The Company shall, in the event of any underwritten public offerings, as promptly as practicable, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the respective underwriters of such offerings, and shall, among other things, take the following actions:

(i)

Use its reasonable efforts to obtain a “comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “comfort” letters as the Holders of a majority (by number of shares) of the Registrable Securities being sold reasonably request, and provided that such request is reasonable in the underwriter’s point of view;

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(ii)

Obtain an opinion of counsel from the Company’s counsel in customary form and covering such matters of the type customarily covered in opinions of counsel in connection with such transactions; and

(iii)

Comply, and continue to comply during the period that such Registration Statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act, and not file any amendment or supplement to such Registration Statement or prospectus to which Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at least five (5) Business Days prior to the filing thereof.

(j)

The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(k)

The Company shall cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(l)

The Company shall use its reasonable efforts to cause all such Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each securities exchange on which similar securities issued by the Company are then listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form (provided that the applicable listing requirements are satisfied), and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement.

4.

Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of

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printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and $15,000 of fees of the Lead Investor’s counsel incurred in connection with its review of the Registration Statements hereunder, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.

Indemnification.

(a)

Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, shareholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was expressly approved by such Holder for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as hereinafter defined) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.

(b)

Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all

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Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was expressly approved by such Holder for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or  defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be

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liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)

Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

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6.

Underwriting Requirements.

(a)

If the Majority Initiating Holders intend to distribute any of the Registrable Securities by means of an underwriting, they shall so advise the Company, and the Company shall so advise all of the other Holders.  The underwriter (s) will be selected by the Majority Initiating Holders, subject only to the reasonable approval of the Company.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3(i) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Section 6, if the underwriter(s) advise(s) the Majority Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Majority Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders ; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

7.

Miscellaneous.

(a)

Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)

No Piggyback on Registrations.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Registration Period enter into any agreement providing any such right to any of its security holders.

(c)

Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)

Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any

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event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)

Piggy-Back Registrations.  If at any time during the Effectiveness Period the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be included, subject to customary underwriter cutbacks, including a cutback to zero, applicable to all holders of registration rights; provided, however, that any such cutback shall be made pro rata between the Holders and the other parties proposing to sell equity securities under such registration statement.  If requested, the Company will sign a customary underwriting agreement and take the other actions described in Section 3(i) with respect to any underwritten offering by the Holders using any such registration statement.

(f)

Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority of the then outstanding or issuable Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates, provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to

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whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:

c/o Anqing Zhongxi Yao, Ltd.

No 2, Jing Jiu Road

Middle Wei Er Road

Industrial Park 1.3, Development Zone

Anqing City, Anhui Province

People’s Republic of China

Attn:  Pang Tuck Wing, Chief Financial Officer

Facsimile:  (86) 556-5523735

With a copy to:

Freshfields Bruckhaus Deringer LLP

11/F, Two Exchange Square

Central, Hong Kong

Attention: Calvin Lai
Facsimile:  (852) 2810 6192

If to an Investor:

To the address for notices to such Investor under the Purchase Agreement.

With a copy to:

Lovells LLP

590 Madison Avenue

New York, NY 10024 USA

Attention: Robert Ripin, Esq.

Facsimile: 212-909-0660

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h)

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder (which consent shall not be unreasonably withheld).  Any Investor may assign any or all of its rights under this Agreement to any Person to whom such investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”

(i)

Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any

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signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)

Governing Law.  This Agreement shall and all claims arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by the Law of the State of New York, without regard to the conflicts of law principles that would result in the application of any other Law other than the Law of the State of New York.

(k)

Dispute Resolution.

(i)

Any dispute, controversy or claim arising out of or relating to this Agreement, including the validity, invalidity, breach or termination thereof, shall be finally settled by arbitration under the United Nations Commission of International Trade Law Arbitration Rules (the "Rules") in accordance with the Hong Kong International Arbitration Centre Procedures for the Administration of International Arbitration in force when the Notice of Arbitration is submitted in accordance with these Rules.  There shall be three (3) arbitrators.  The language of the arbitration shall be English.

(ii)

The appointing authority shall be the Hong Kong International Arbitration Centre.  The place of arbitration shall be in Hong Kong.

(l)

Effect of this Agreement during Arbitration.  During the conduct of any arbitration proceedings pursuant to this Section 7, this Agreement shall remain in full force and effect in all respects except for the matter under arbitration and the parties shall continue to perform their obligations hereunder, except for those obligations involved in the matter under dispute, and to exercise their rights hereunder.

(m)

Consolidation.

(i)

The parties to this Agreement, the parties to the other Transaction Documents and their successors and assigns are bound by this arbitration agreement and by the arbitration agreements contained in each of the other Transaction Documents (collectively, the "Arbitration Agreements") and the parties to the Arbitration Agreements agree to the consolidation of arbitrations in accordance with the provisions of this Section 7(m).

(ii)

In the event of two or more arbitrations having been commenced under one or more of the Arbitration Agreements, the tribunal in the arbitration first filed (the "First Tribunal") may in its sole discretion, upon the application of any party to the arbitrations so commenced, order that the proceedings be consolidated before the First Tribunal if (i) there are issues of fact and/or law common to the arbitrations, (ii) the interests of justice and efficiency would be served by such a consolidation, and (iii) no prejudice would be caused to any party in any material respect as a result of such consolidation, whether through undue delay or otherwise.  Such application shall be made as soon as practicable

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and the party making such application shall give notice to the other parties to the arbitrations.

(iii)

The First Tribunal shall be empowered to (but shall not be obliged to) order at its discretion, after inviting written (and where desired oral) representations from the parties that all or any of such arbitrations shall be consolidated or heard together and/or that the arbitrations be heard immediately after another and shall establish a procedure accordingly.  All parties shall take such steps as are necessary to give effect and force to any orders of the First Tribunal.

(iv)

If the First Tribunal makes an order for consolidation, it: (i) shall thereafter, to the exclusion of other arbitral tribunals, have jurisdiction to resolve all disputes forming part of the consolidation order; (ii) shall order that notice of the consolidation order and its effect be given immediately to any arbitrators already appointed in relation to the disputes that were consolidated under the consolidation order; and (iii) may also give such directions as it considers appropriate (A) to give effect to the consolidation and make provision for any costs which may result from it (including costs in any arbitration or arbitrator rendered functus officio under this Section 7(m)); and (B) to ensure the proper organization of the arbitration proceedings and that all the issues between the parties are properly formulated and resolved.

(v)

Upon the making of the consolidation order, any appointment of arbitrators relating to arbitrations that have been consolidated by the First Tribunal (except for the appointment of the arbitrators of the First Tribunal itself) shall for all purposes cease to have effect and such arbitrators are deemed to be functus officio, on and from the date of the consolidation order.  Such cessation is without prejudice to (i) the validity of any acts done or orders made by such arbitrators before termination, (ii) such arbitrators’ entitlement to be paid their proper fees and disbursements and (iii) the date when any claim or defense was raised for the purpose of applying any limitation period or any like rule or provision.

(vi)

The Parties hereby waive any objections they may have as to the validity and/or enforcement of any arbitral awards made by the First Tribunal following the consolidation of disputes or arbitral proceedings in accordance with this Section 7(m) where such objections are based solely on the fact that consolidation of the same has occurred.

(n)

Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(o)

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and

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the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(p)

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(q)

Independent Nature of Investors' Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document.  Each Investor acknowledges that no other Investor will be acting as agent of such Investor in enforcing its rights under this Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SINOCOM PHARMACEUTICAL, INC.

By: /s/

Chi Kwong Wan

Name:

Chi Kwong Wan
Title:

Chairman

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

DBS NOMINEES (PRIVATE) LIMITED

By: /s/  Stanley Leung

Name:

Stanley Leung

Title:

Senior Vice President

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SEAVI ADVENT EQUITY V (A) LTD

By: /s/  Teo Yi-Dar___________

Name:

Teo Yi-Dar

Title:

Director

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Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at market, related to prevailing, market fixed or negotiated prices.  The Selling Stockholders may use any one or more of the following methods when selling shares:

•

brokerage transactions through underwriters, dealers or agents and transactions in which the broker-dealer solicits investors;

•

block trades in which the broker or dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker or dealer as principal and resale by the broker-dealer for its account;

•

through remarketing firms;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

privately negotiated transactions;

•

to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•

broker or dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•

a combination of any such methods of sale; and

•

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 or other legally available means under the Securities Act, if available, rather than under this prospectus.

Broker or dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker or dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker or dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured

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obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker or dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker(s) or dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker(s) or dealer(s), where applicable, (v) that such broker or dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker or dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker or dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers.  Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities, such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission.  If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

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The Company is required to pay all fees and expenses incident to the registration of the shares and certain fees of the Selling Stockholders counsel, but the Company will not receive any proceeds from the sale of the Common Stock.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.  If the Selling Stockholders use this prospectus for any sale of the Common Stock, they will be subject to the prospectus delivery requirements of the Securities Act.

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Annex B

SINOCOM PHARMACEUTICAL, INC.

Selling Securityholder Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of Sinocom Pharmaceutical, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December 3, 2009 (the “Registration Rights Agreement”), among the Company and the Investors named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Securityholder

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:

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Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities:

(a)

Type and amount of Registrable Securities beneficially owned or to be beneficially owned following the conversion or exercise of convertible securities:

4.  Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes

No

Note:

If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)

Are you an affiliate of a broker-dealer?

Yes

No

(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes

No

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

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6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effectiveness Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Freshfields Bruckhaus Deringer LLP

11/F, Two Exchange Square

Central, Hong Kong

Attention: Calvin Lai
Facsimile:  (852) 2810 6192

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